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                                    GUARANTY

     This GUARANTY is made and entered as of October __, 1996 (the "Effective Date") from United Auto Group, Inc., a New York corporation, (the "Guarantor") to BMW FINANCIAL SERVICES NA, INC. (together with such party's successors and assigns, referred to as "Secured Party").

                                   WITNESSETH:

     In consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to any Dealer (as defined below), the Guarantor agrees as follows:

1.   DEFINITIONS

     a. "DEALER" shall mean any one of the following entities listed below, including any subsidiaries or affiliates of such entities, whether now in existence or hereinafter established or acquired:

     United Auto Group Atlanta IV Motors, Inc., a Georgia corporation

     b. "INDEBTEDNESS" shall mean any obligation or indebtedness of any kind of any Dealer to Secured Party, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, renewed or extended, or now or hereafter existing or due to become due.

2.   GUARANTY

     a. GUARANTY OBLIGATIONS. The Guarantor hereby unconditionally and absolutely guarantees (i) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of all Indebtedness and
(ii) the full and prompt performance of all the terms, covenants, conditions and agreements related to the Indebtedness. The Guarantor further agrees to pay all expenses, including without limitation, attorneys' fees and court costs, paid or incurred by Secured Party in endeavoring to collect the Indebtedness, or any part thereof, and in enforcing the Guaranty, plus interest on such amounts at the lesser of 12% per annum or the maximum rate permitted by law. Interest on such amounts paid or incurred by Secured Party shall be computed from the date of payment made by Secured Party and shall be payable on demand.

     b. ABSOLUTE AND UNCONDITIONAL NATURE OF THE GUARANTY. The Guarantor acknowledges that this Guaranty is a guaranty of payment and not of collection, and that its obligations hereunder shall be absolute, unconditional and unaffected by:


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          (i) the waiver of the performance or observance by any Dealer of any agreement, covenant, term or condition to be performed or observed by such Dealer;

          (ii) the extension of time for the payment of any sums owing or payable with respect to the Indebtedness or the time for performance of any other obligation arising out of the Indebtedness;

          (iii) the modification, alteration or amendment of any obligation arising out of the Indebtedness;

          (iv) the failure, delay or omission by Secured Party to enforce, assert or exercise any right, power or remedy in connection with the Indebtedness;

          (v) the genuineness, validity, or enforceability of the Indebtedness or any document related thereto;

          (vi) the existence, value or condition of, or failure of Secured Party to perfect its lien against, any security pledged in connection with the Indebtedness;

          (vii) the release of any security pledged in connection with the Indebtedness or the release, modification, waiver or failure to enforce any other guaranty, pledge or security agreement;

          (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar application or proceeding affecting any Dealer or any assets of any Dealer; or

          (ix) the release or discharge of any Dealer from the performance or observance of any agreements, covenants, terms or conditions in connection with the Indebtedness by operation of law or otherwise.

     c. CONTINUING AND UNLIMITED NATURE OF THE GUARANTY. The obligations of the Guarantor under this Guaranty shall be continuing and shall cover all Indebtedness existing as of the Effective Date of this Guaranty and Indebtedness existing at the time of termination of this Guaranty. This Guaranty shall be unlimited in amount and shall continue in effect until the Guaranty is terminated pursuant to SECTION 3 hereof.


     d. WAIVERS BY GUARANTOR. The Guarantor hereby expressly waives: (i) notice of the acceptance by Secured Party of this Guaranty; (ii) notice of the existence or creation or non-payment of all or any of the Indebtedness; (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever,


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and (iv) diligence in collection or protection of or realization upon the
Indebtedness, or any part thereof, any obligation under this Guaranty or any security for or guaranty of any of the foregoing.

     e. AUTHORIZATION. If the Guarantor is a corporation, this Guaranty has been expressly authorized by Guarantor's Board of Directors pursuant to a Board of Director's resolution in form and substance satisfactory to Secured Party.

     f. ENFORCEMENT. In no event shall Secured Party have any obligation to proceed against any Dealer, any other entity or any security pledged in connection with the Indebtedness before seeking satisfaction from the Guarantor. Secured Party may, at its option, proceed, prior or subsequent to, or simultaneously with, the enforcement of its rights hereunder, to exercise any right or remedy it may have against any Dealer, any other entity or any security pledged in connection with the Indebtedness.

     g. REINSTATEMENT. The Guarantor agrees that if at any time all or any part of any payment theretofore applied by Secured Party to any of the Indebtedness is or must be rescinded or returned by Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Dealer), such Indebtedness shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Secured Party, and this Guaranty shall continue to be effective or reinstated, as applicable, as to such Indebtedness, all as though such application by Secured Party had not been made.

3.   TERMINATION

     a. PAYMENT OF INDEBTEDNESS. This Guaranty shall be terminated upon: (i) the payment by Dealer or the Guarantor, either jointly or severally, of the aggregate amount of Indebtedness outstanding, and (ii) the payment of all obligations by the Guarantor which may be due to Secured Party under this Guaranty.

     b.  REVOCATION.  This Guaranty may be revoked by the Guarantor upon ninety
(90) days' written notice to Secured Party, by certified mail, to the address set forth below in SECTION 5(c), or at such other address as Secured Party may from time to time specify. Such revocation shall in no way terminate or otherwise affect: (i) any obligations of the Guarantor existing on or prior to the effective date of such revocation or (ii) any obligations of the Guarantor arising after the effective date of such revocation with respect to any Indebtedness incurred by any Dealer to Secured Party on or before the effective date of such revocation.


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4.   EVENTS OF DEFAULT

     Any one or more of the following events shall constitute an Event of Default hereunder:

     a. If Guarantor fails to make any payment hereunder and such failure shall continue for five (5) days after written notice from Secured Party;

     b. If Guarantor fails to perform or observe any agreement, covenant, term or condition contained in this Guaranty (other than the monetary obligations described in SECTION 4(a) above) and such failure shall continue for thirty (30) days after written notice from Secured Party;

     c. If Guarantor makes an assignment for the benefit of creditors or fails to pay its debts as the same become due and payable;

     d. If Guarantor petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate or assets or of any substantial portion of the business, estate or assets of Guarantor, or commences any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

     e. If any such petition or application is filed or any such proceedings are commenced against Guarantor and Guarantor by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order is entered appointing any such trustee or receiver, or declaring Guarantor bankrupt or insolvent, or approving the petition in any such proceedings; or

     f. Any suit or proceeding shall be filed against any Dealer or Guarantor, which, if adversely determined could, substantially impair the ability of the Guarantor or such Dealer to perform any of their obligations with respect to this Guaranty or the Indebtedness, as determined by Secured Party in its sole and absolute discretion.

     If an Event of Default under this Guaranty shall have occurred, in addition to pursuing any remedies which may be available to Secured Party with respect to the Indebtedness, Secured Party, at its option, may take whatever action at law or in equity Secured Party may deem necessary, regardless of whether Secured Party shall have exercised any of its rights or remedies with respect to any of the Indebtedness, and Secured Party may demand, at its option, that the Guarantor pay forthwith the full amount which would be due and payable hereunder as if all Indebtedness were then due and payable.


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5.   GENERAL

     a. ENTIRE AGREEMENT. This Guaranty contains the entire and only agreement between the Guarantor and Secured Party with respect to the guaranty of Indebtedness and any representation, promise, condition or understanding in connection therewith which is not expressed in this Guaranty shall not be binding upon the Guarantor or Secured Party. All prior understandings and agreements related to the guaranty of the Indebtedness shall be superseded by this Guaranty as of the Effective Date.

     b. APPLICATION OF PAYMENTS; SUBROGATION. Any amounts received by Secured Party from any source on account of the Indebtedness may be applied by it toward the payment of such of the Indebtedness, and in such order of application, as Secured Party may from time to time elect. Notwithstanding any payments made by or for the account of the Guarantor, the Guarantor shall not be subrogated to any rights of Secured Party until such time as this Guaranty has been terminated in accordance with SECTION 3(a) above.

     c. NOTICES. All notices to the Guarantor shall be forwarded by express mail for overnight delivery to the address set forth below the Guarantor's signature, or such other address as the Guarantor may from time to time specify in writing to Secured Party. All notices to Secured Party shall be forwarded by express mail for overnight delivery (except for the notice given pursuant to SECTION 3(b))to the following address: BMW Financial Services NA, Inc., 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675, Attention: Robert E. Devine, or such other address as Secured Party may specify to the Guarantor in writing.

     d. GOVERNING LAW; SEVERABILITY. This Guaranty shall be governed by the laws of the State of Georgia. Wherever possible, each provision of this Guaranty shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, the remaining provisions of this Guaranty shall remain in full force and effect.

     e. SUCCESSORS AND ASSIGNS. All guaranties and agreements contained in this Guaranty shall bind the legal representatives, heirs, successors and assigns of the Guarantor.

     f. REFERENCES TO GUARANTOR. Each reference to Guarantor herein shall be deemed to include the legal representatives, heirs, officers, employees and agents of the Guarantor and their respective successors and assigns.

     g. RIGHTS AND REMEDIES OF SECURED PARTY. No delays on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder or the failure


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to exercise same in any instance preclude other or further exercise of any other power or right, nor shall Secured Party be liable for exercising or failing to exercise any such power or right. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies which Secured Party may or will otherwise have.

     h. FINANCIAL STATEMENTS. Upon Lender's request, Guarantor will provide Lender with Guarantor's audited financial statements as certified by Guarantor's independent certified public accountant or such other financial statements and information as Lender may request from time to time.

     i. AMENDMENTS. This Guaranty may not be modified or amended except by a writing duly executed by the Guarantor. Any such modification or amendment must be expressly consented to in writing by Secured Party.

     WHEREAS, this Guaranty has been executed and delivered by the Guarantor to Secured Party as of the Effective Date.

                              GUARANTOR:
                                        -------------------------
                              a                       corporation
                                ---------------------
                              By:
                                 --------------------------------
                              Address:
                                      ---------------------------

                                      ---------------------------
ATTEST:


--------------------
Secretary


State of Georgia    )
                    ) SS.
County of           )

     On the __ day of October, in the year 1996, before me personally came _______ personally known to me to be the President and ____________ personally known to me to be the Secretary of United Auto Group, Inc., a Georgia corporation; that such persons are the same persons described in and who executed the above Guaranty; that such persons acknowledged that as such __________President and _______________Secretary, they signed, sealed and delivered the above Guaranty pursuant to authority given by the Board of Directors of said Corporation and as their free and voluntary act and as the free and voluntary act of said Corporation, for the uses and purposes therein set forth.


                              ------------------------------
                                        Notary Public


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